UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
November 17, 2004

(Date of Earliest Event Reported: November 17, 2004)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.A is an email correspondence to our Investors and Analysts.  The information disclosed in this Item 7.01, and the exhibits listed under Item 9.01 of this Current Report on Form 8-K, are furnished to comply with Regulation FD, but are not considered to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and are not subject to the liabilities of that section.  A copy of the Debt By Issuer schedule is attached as Exhibit 99.B and the Debt Maturity schedule is attached as Exhibit 99.C.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.A	Email correspondence dated November 17, 2004.
99.B	Debt By Issuer schedule as of September 30, 2004.
99.C	Debt Maturity schedule Through 2007 as of September 30, 2004.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller
(Principal Accounting Officer)

 Dated:  November 17, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.A	Email correspondence dated November 17, 2004.
99.B	Debt By Issuer schedule as of September 30, 2004.
99.C	Debt Maturity schedule Through 2007 as of September 30, 2004.